UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-12507

Date of Report (date of earliest event reported):  April 17, 2009

ARROW FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York

22-2448962

(State or other jurisdiction of

(I.R.S. Employer Identification No.)

incorporation or organization)

          250 Glen Street

       Glens Falls, New York

12801

(Address of principal executive offices)

(Zip Code)

(518) 745-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item  5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On April 17, 2009, Dr. Kenneth C. Hopper retired from the Board of Directors of Arrow Financial Corporation (the “Company”) after serving on the Board since the Company’s inception in 1983.  Dr. Hopper also retired from his position as a director of the Company’s subsidiary, Glens Falls National Bank & Trust Company (the “Bank”), after 33 years of service.  Dr. Hopper did not retire in connection with any disagreement with the Company.

*            *          *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Dated:  April 20, 2009

By: /s/ Terry R. Goodemote

Terry R. Goodemote, Senior Vice President,

Treasurer and Chief Financial Officer